UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

Quanex Building Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Bunker Hill Road, Suite 900 Houston. Texas	77024
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (713) 961-4600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 1, 2024, Quanex Building Products Corporation, a Delaware corporation (“Quanex” or the “Company”), completed its previously announced acquisition (the “Transaction”) of Tyman plc, a company incorporated in England and Wales (“Tyman”).The Transaction was effected by means of a court-sanctioned scheme of arrangement under Part 26 of the UK Companies Act 2006 (the “Scheme”).

On April 22, 2024, the Company issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers disclosing that the board of directors of the Company (the “Board”) and the board of directors of Tyman had reached an agreement on the terms of a recommended acquisition of Tyman by the Company. Under the terms of the Transaction, Tyman shareholders were entitled to (i) receive 240 pence in cash and 0.05715 of a share of Quanex common stock, par value of $0.01 per share, to be newly issued in connection with the Transaction (the “New Quanex Shares”) for each Tyman ordinary share held as of the date and time specified in the Scheme Document (such time being the “Scheme Record Time,” such shares, the “Tyman Shares” and such default option, the “Main Offer”) or (ii) under an alternative to the Main Offer, elect to receive New Quanex Shares at an exchange ratio of 0.14288 of a New Quanex Share for each Tyman Share held at the Scheme Record Time (such option, the “Capped All-Share Alternative”), provided, that, the Capped All-Share Alternative would only be made available for up to 25% of the Tyman Shares outstanding at the date the Scheme became effective.

On June 28, 2024, the Company and Tyman announced (the “Transaction Update”) that in addition to the consideration already proposed in the Transaction Announcement (under the Main Offer or as an alternative, the Capped All-Share Alternative), each eligible Tyman shareholder at the Scheme Record Time would be entitled to receive, for each Tyman Share held, a special interim dividend of 15 pence in cash (such dividend, the “Special Dividend”). The Special Dividend was conditional upon, and only payable upon, the sanction of the Scheme by the High Court of Justice in England and Wales (“Court”) and shall be paid to eligible Tyman Shareholders in a manner consistent with the payment of dividends in the ordinary course by Tyman as soon as practicable and in any event at the same time as the consideration payable in connection with the Transaction (being by the 14th day following the date the Scheme became effective).

As previously disclosed on the Current Report on Form 8-K filed as of July 12, 2024, at the Special Meeting of Stockholders of the Company held on July 12, 2024, the Company’s stockholders approved the proposal to issue up to 15,487,381 of New Quanex Shares to Tyman shareholders in connection with the Transaction.

The aggregate consideration due pursuant to the Transaction at closing comprises 14,139,477 New Quanex Shares and cash consideration of approximately $504,143,082.86 (being the Pound Sterling amount of cash consideration of £392,176,649.44 in respect of all of the Tyman Shares converted to U.S. Dollars at an exchange rate of 1.2855).

On August 1, 2024, trading of Tyman shares on the London Stock Exchange was suspended. It is expected that admission to trading of Tyman shares on the London Stock Exchange will be canceled with effect from 7:30 A.M. British Summer Time on August 2, 2024. The commencement of trading of the New Quanex Shares issued in connection with the Transaction on the New York Stock Exchange is scheduled to take effect on August 2, 2024.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the Rule 2.7 Announcement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 22, 2024 and the Co-operation Agreement, dated as of April 22, 2024, between the Company and Tyman, which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on April 22, 2024, and each of which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information under Item 2.01 of this Current Report on Form 8-K with respect to the consideration (or portion thereof) payable in New Quanex Shares pursuant to the Transaction is incorporated by reference. The Company will issue approximately 14,139,477 New Quanex Shares as part of the consideration in the Transaction due at closing. The New Quanex Shares will be issued in reliance on the exemption from registration afforded by Section 3(a)(10) of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On August 1, 2024, the Company issued a press release announcing the consummation of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Tyman’s audited consolidated financial statements as of and for each of the years ended December 31 of 2023 and 2022 and notes related thereto and the related report of Deloitte LLP, Tyman’s independent auditors, are incorporated by reference as Exhibit 99.2.

(b) Pro Forma Financial Information.

The financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description
2.01	Rule 2.7 Announcement (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on April 22, 2024.

2.02	Co-operation Agreement (incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K filed on April 22, 2024.)

23.1	Consent of Deloitte LLP, Independent Auditors.

99.1	Press release dated August 1, 2024.

99.2	Audited consolidated financial statements of Tyman as of and for each of the years ended December 31 of 2023 and 2022 and notes related thereto and the related report of Deloitte LLP.

104	The cover page of this Current Report on Form 8-K (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanex Building Products Corporation

Date: August 1, 2024	By:	/s/ Scott Zuehlke
		Name:	Scott Zuehlke
		Title:	SVP, CFO and Treasurer